Exhibit 99.1

NORTH HAVEN PRIVATE INCOME FUND LLC ENTERS INTO MERGER AGREEMENT WITH

NORTH HAVEN PRIVATE INCOME FUND A LLC

NEW YORK, NY, October 26, 2026 - North Haven Private Income Fund LLC (“PIF”) and North Haven Private Income Fund A LLC (“PIF A” and each of PIF and PIF A, a “Company” and together, the “Companies”), each a business development company externally managed by MS Capital Partners Adviser Inc. (the “Adviser”), announced today that PIF has entered into a merger agreement with PIF A (the “Merger Agreement”), pursuant to which PIF A would merge with and into PIF (the “Merger”) with Class I unitholders of PIF A receiving newly issued Class I Units of PIF based on a NAV-for-NAV exchange ratio.

Upon closing of the Merger, PIF intends to enter into an amendment to the investment advisory agreement with the Adviser pursuant to which the base management fee paid by PIF will be reduced from 1.25% of average net asset value to 1.00% prior to the closing of the Merger. As a result, PIF will have a base management fee of 1.00% of net asset value following the merger, effective January 1, 2027.

Following the transaction contemplated by the Merger Agreement, PIF is expected to have $6.6 billion of total investments at fair value and investments in approximately 312 portfolio companies, on a pro forma basis as of June 30, 2026. The Board of Directors of each of the Companies has approved the Merger Agreement with the participation throughout by, and the unanimous support of, their respective independent directors.

Key Transaction Highlights

•	Economic Benefits. The Merger is expected to result in a more efficient expense structure, including through a lower base management fee and operating expenses.

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Increased Scale & Diversification. The Merger is expected to result in a larger, more diversified portfolio with a well-positioned credit profile. The combined portfolio is expected to be substantially similar to PIF’s current portfolio, as approximately 99% of gross investment commitments held by PIF A overlap with those of PIF on a pro forma basis as of June 30, 2026.

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Improved Leverage & Funding Profile. The Merger is expected to permit a more efficient use of leverage, with a larger, rated balance sheet potentially providing improved financing flexibility. On a pro forma basis as of June 30, 2026, PIF maintains significant liquidity.

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Improved Structure for Competitive Positioning. The Merger is expected to result in one Company offering multi-class equity available across both brokerage and advisory channels with a diversified investor base unlocking potential for increasing deployment opportunities for investors.

Michael Occi, Chief Executive Officer of the Companies, said, “we are pleased with the Companies’ performance and believe the Merger will create value for investors, including through a reduced management fee. The Merger advances our long-standing strategic vision and better positions PIF to capitalize on the strength of the Morgan Stanley platform to scale further in the marketplace.”

Consummation of the Merger is subject to customary regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. Assuming satisfaction of these conditions, the Merger is currently expected to close in December 2026. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. All current PIF officers and directors will remain in their current roles.

Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor to the Committee of the Independent Directors of the PIF A Board of Directors in connection with the PIF A transaction contemplated by the Merger Agreement.

Truist Securities, Inc. served as financial advisor to the Committee of the Independent Directors of the PIF Board of Directors in connection with the PIF transaction contemplated by the Merger Agreement.

About North Haven Private Income Fund LLC

North Haven Private Income Fund LLC is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. PIF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. PIF is externally managed by the Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. PIF is not a subsidiary of or consolidated with Morgan Stanley. For more information about North Haven Private Income Fund LLC, please visit http://www.northhavenprivateincomefund.com.

About North Haven Private Income Fund A LLC

North Haven Private Income Fund A LLC is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. PIF A has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. PIF A is externally managed by the Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. PIF A is not a subsidiary of or consolidated with Morgan Stanley.

Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this communication may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (the “SEC”). None of the Companies undertake any duty to revise or update any forward-looking statement made herein except as required by applicable law, including the rules and regulations of the SEC. All forward-looking statements speak only as of the date of this communication. Although none of the Companies undertake any duty to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that PIF may make directly to you or through reports that PIF in the future may file with the SEC, including without limitation, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition, or the transaction. The forward-looking statements may include statements as to, among other things: future operating results of the Companies and distribution projections; business prospects of the Companies and the prospects of their respective portfolio companies; and the impact of the investments that the Companies expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties.

Certain factors could cause actual results and conditions to differ materially from those contained in any forward-looking statements, including, among other things, risks and uncertainties associated with (i) the timing or likelihood of the transaction described herein closing; (ii) the ability to realize the anticipated benefits of the transaction; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived; (v) risks related to diverting management’s attention from ongoing business operations; (vi) the risk that unitholder litigation in connection with the transaction may result in significant costs of defense and liability; (vii) general economic, political and industry trends and other external factors, including government shutdowns and uncertainty surrounding the financial and political stability of the United States and other countries; (viii) the impact on each Company’s business of U.S. and international financial reform legislation, rules and regulations; (ix) the risk associated with possible disruptions in the operations of each Company or the economy generally, including disruptions from the impact of global health events and natural disasters; (x) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of each Company’s assets; (xi) the effect of an inflationary economic environment, and its impact on each Company and their respective portfolio companies, financial condition and results of operations; (xii) the impact of interruptions in the supply chain on each Company’s portfolio companies; (xiii) disruptions related to tariffs and other trade or sanctions issues; (xiv) PIF’s plans, expectations, objectives and intentions, as a result of the transaction; (xv) the future operating results and net investment income projections of each Company; (xvi) the ability of the Adviser to locate suitable investments for PIF and to monitor and administer its investments; (xvii) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xviii) each Company’s ability to maintain their respective qualification as a BDC and as a regulated investment company under the Internal Revenue Code of 1986, as amended; (xix) the business prospects of each Company and the prospects of their respective portfolio companies; (xx) the impact of the investments that each Company expects to make; (xxi) the expected financings and investments and additional leverage that each Company may seek to incur in the future; and (xxii) other considerations that may be disclosed from time to time in each Company’s publicly disseminated documents and filings.

Although none of the Companies undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they make directly to you or through reports that the Companies in the future may file with the SEC, including, among other things, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed transaction contemplated by the Merger Agreement involving the Companies. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by PIF, from PIF’s website at http://www.northhavenprivateincomefund.com.

Contact:

Investors

Sanna Johnson

Sanna.Johnson@morganstanley.com

Media

Alyson Barnes

212-762-0514

Alyson.Barnes@morganstanley.com